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                                 EXHIBIT 23(B)
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                                 CONSENTS OF THOMAS P. OSBORNE
                                 AND ARTHUR ANDERSEN LLP



                             THOMAS P. OSBORNE
                       CERTIFIED PUBLIC ACCOUNTANTS
                        601 North Ferncreek Avenue
                              P.O. Box 531039
                        Orlando, Florida 32853-1039
                              (407) 894-1970



Board of Directors
MLD Minnesota 10, Inc.
Orlando, Florida


                     Consent of Independent Accountant

I hereby consent to the use in the Prospectus constituting part of this Registration Statement of Form S-4 of Frontier Corporation of my report dated June 27, 1994 relating to the financial statements of MLD Minnesota 10, Inc., which appear in such prospectus. I also consent to the references to me under the heading "Experts" in such prospectus.


/s/ Thomas P. Osborne
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Thomas P. Osborne

Orlando, Florida
February 10, 1995

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                             THOMAS P. OSBORNE
                       CERTIFIED PUBLIC ACCOUNTANTS
                        601 North Ferncreek Avenue
                              P.O. Box 531039
                        Orlando, Florida 32853-1039
                              (407) 894-1970



To the Partners
Minnesota Southern Cellular Telephone Company
Orlando, Florida


                     Consent of Independent Accountant

I hereby consent to the use in the Prospectus constituting part of this Registration Statement of Form S-4 of Frontier Corporation of my report dated June 27, 1994 relating to the financial statements of Minnesota Southern Cellular Telephone Company, which appear in such prospectus. I also consent to the references to me under the heading "Experts" in such prospectus.


/s/ Thomas P. Osborne
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Thomas P. Osborne

Orlando, Florida
February 10, 1995

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                            ARTHUR ANDERSEN LLP


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports dated March 17, 1992 and March 16, 1993 (and all references to our Firm) included in or made a part of this Form
S-4 Registration Statement dated February 13, 1995.


/s/ Arthur Andersen LLP
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Arthur Andersen LLP


Orlando, Florida,
 February 10, 1995